                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 22, 1998 (except for Note 10 which is as of March 28, 1998) which appears on page 39 of P-COM, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.


/s/ Price Waterhouse LLP

PRICE WATERHOUSE LLP
San Jose, California
April 3, 1998